EXHIBIT 99.1

                   EXHIBIT 1 - JOINT FILING AGREEMENT


                           Joint Filing Agreement

          In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Common Stock of Orion Power Holdings, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

December 11, 2000


                                              THE GOLDMAN SACHS GROUP, INC.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GOLDMAN, SACHS & CO.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS CAPITAL PARTNERS II, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS ADVISORS, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


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                                              GS CAPITAL PARTNERS II
                                              OFFSHORE, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS ADVISORS II, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS CAPITAL PARTNERS II
                                              (GERMANY) CIVIL LAW PARTNERSHIP
                                              (with limitation of liability)

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS CAPITAL PARTNERS III
                                              GERMANY CIVIL LAW PARTNERSHIP
                                              (with limitation of liability)

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact

                                              GOLDMAN, SACHS & CO. oHG

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              STONE STREET FUND 1998, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              BRIDGE STREET FUND 1998, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              STONE STREET 1998, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS CAPITAL PARTNERS III, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact

                                              GS CAPITAL PARTNERS III
                                              OFFSHORE, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name: Hans L. Reich
                                                 Title: Attorney-in-fact


                                              GS ADVISORS III, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              STONE STREET FUND 2000, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              STONE STREET 2000, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact


                                              BRIDGE STREET SPECIAL
                                              OPPORTUNITIES FUND 2000, L.P.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact

                                              BRIDGE STREET SPECIAL
                                              OPPORTUNITIES 2000, L.L.C.

                                              By:  /s/ Hans L. Reich
                                                 --------------------------
                                                 Name:  Hans L. Reich
                                                 Title: Attorney-in-fact

                                              Date:  December 11, 2000
                                                   ------------------------